Exhibit 99.2

UNWIRED PLANET, INC.

PRO FORMA FINANCIAL STATEMENT INFORMATION

(Unaudited)

On April 30, 2012, Unwired Planet, Inc., formerly Openwave Systems Inc. (“Unwired Planet”), completed the sale of its Mediation and Messaging product businesses and assets related thereto to Openwave Mobility, Inc., formerly OM 1, Inc., a company controlled by entities affiliated with Marlin Equity Partners (“Openwave Mobility”), pursuant to the Asset Purchase and Sale Agreement dated April 15, 2012 by and between Unwired Planet and Openwave Mobility (the “Asset Purchase and Sale Agreement”) as previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2012 (the “Asset Sale”).

At the effective time of the Asset Sale, Unwired Planet sold its Mediation and Messaging product businesses and assets related thereto to Openwave Mobility and Openwave Mobility assumed certain liabilities and paid Unwired Planet approximately $49.6 million in cash, subject to certain adjustments thereto as provided in the Asset Purchase and Sale Agreement.

The foregoing description of the Asset Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Asset Purchase and Sale Agreement, attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2012 and incorporated herein by reference. A copy of the press release announcing the completion of the Asset Sale is filed with this report as Exhibit 99.1.

Additionally, on February 1, 2012, as previously announced, Unwired Planet completed the sale of its Location product line and assets and liabilities related thereto to Persistent Telecom Solutions, Inc. The terms of the agreement include initial consideration of $5.4 million in cash received by the Company on February 2, 2012. Additionally, $0.6 million was placed in escrow by the Purchaser for a period of one year to secure indemnification claims made by the Purchaser, if any.

These sales complete the divestiture of Unwired Planet’s product business. As such, the historical results of the product business will be reclassified and presented as discontinued operations in future financial statement filings.

The unaudited pro forma financial statement information has been provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the Sale occurred as of the periods presented. In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of Unwired Planet included in its fiscal 2011 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the quarter ended December 31, 2011.

UNWIRED PLANET, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands)

(Unaudited)

	As of December 31, 2011
	As reported (a)	Adjustments		Pro forma
ASSETS

Current assets:
Cash and cash equivalents	$34,052	$55,011	(b)	$89,063
Short-term investments	28,523	—		28,523
Accounts receivable, net of allowance for doubtful accounts	26,313	(26,313	)(c)	—
Prepaid and other current assets	9,062	(4,507	)(c)	4,555

Total current assets	97,950	24,191		122,141
Property and equipment, net	4,837	(3,984	)(c)	853
Long-term investments	7,110	—		7,110
Deposits and other assets	2,285	(2,084	)(c)	201
Goodwill	267	—		267

Total assets	$112,449	$18,123		$130,572

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,474	(2,392	)(c)	$3,082
Accrued liabilities	18,692	(6,755	)(d)	11,937
Accrued restructuring costs	15,736	—	(e)	15,736
Deferred revenue	23,513	(23,513	)(c)	—

Total current liabilities	63,415	(32,660)		30,755
Accrued restructuring costs, net of current portion	6,209	—		6,209
Deferred revenue, net of current portion	5,365	(5,365	)(c)	—
Deferred rent obligations and other	925	—		925

Total liabilities	75,914	(38,025)		37,889

Commitments and contingencies

Stockholders’ equity:
Common stock	85	—		85
Additional paid-in capital	3,193,288	—		3,193,288
Accumulated other comprehensive loss	(1,766)	773	(f)	(993)
Accumulated deficit	(3,155,072)	55,375	(g)	(3,099,697)

Total stockholders’ equity	36,535	56,148		92,683

Total liabilities and stockholders’ equity	$112,449	$18,123		$130,572

UNWIRED PLANET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	$xxxxxxxxxxx	$xxxxxxxxxxx	$xxxxxxxxxxx
	Six Months Ended December 31, 2011
	As reported (a)	Adjustments (h)	Pro forma
Revenues:
License	$19,492	$(19,492)	$—
Maintenance and support	20,872	(20,872)	—
Services	32,874	(32,874)	—
Patents	15,026	—	15,026

Total revenues	88,264	(73,238)	15,026

Cost of revenues:
License	1,284	(1,284)	—
Maintenance and support	6,854	(6,854)	—
Services	28,600	(28,600)	—

Total cost of revenues	36,738	(36,738)	—

Gross profit	51,526	(36,500)	15,026

Operating expenses:
Research and development	17,120	(17,120)	—
Sales and marketing	15,763	(15,388)	375
General and administrative	11,122	(7,595)	3,527 (i)
Patent initiative expenses	4,996	—	4,996
Restructuring and other related costs	6,746	(5,029)	1,717

Total operating expenses	55,747	(45,132)	10,615

Operating loss from continuing operations	(4,221)	8,632	3,834
Interest income	164	—	164
Interest expense	(127)	—	(127)
Other income (expense), net	(285)	—	(285)

Net income (loss) from continuing operations before income taxes	(4,469)	8,632	4,163
Income tax expense	3,280	(3,280)	—

Net income (loss) from continuing operations	$(7,749)	$11,912	$4,163

Net income (loss) per share:
Basic	$(0.09)		$0.05

Diluted	$(0.09)		$0.05

Shares used in computing income (loss) per share:
Basic	85,538		85,538
Diluted	85,538		86,363

UNWIRED PLANET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	$xxxxxxxx	$xxxxxxxx	$xxxxxxxx
	Fiscal Year Ended June 30, 2011
	As reported (j)	Adjustments (h)	Pro forma
Revenues:
License	$44,612	$(44,612)	$—
Maintenance and support	50,096	(50,096)	—
Services	56,819	(56,819)	—
Patents	4,019	—	4,019

Total revenues	155,546	(151,527)	4,019

Cost of revenues:
License	2,236	(2,236)	—
Maintenance and support	16,274	(16,274)	—
Services	44,853	(44,853)	—

Total cost of revenues	63,363	(63,363)	—

Gross profit	92,183	(88,164)	4,019

Operating expenses:
Research and development	41,617	(41,617)	—
Sales and marketing	46,529	(46,529)	—
General and administrative	26,102	(16,512)	9,590 (k)
Restructuring and other related costs	4,252	(2,027)	2,225

Total operating expenses	118,500	(106,685)	11,815

Operating loss from continuing operations	(26,317)	18,521	(7,796)
Interest income	565	—	565
Interest expense	(466)	—	(466)
Other income (expense), net	(752)	—	(752)

Net income (loss) from continuing operations before income taxes	(26,970)	18,521	(8,449)
Income tax expense	(1,925)	1,925	—

Net income (loss) from continuing operations	$(25,045)	$16,596	$(8,449)

Net income (loss) per share:
Basic	$(0.30)		$(0.10)

Diluted	$(0.30)		$(0.10)

Shares used in computing income (loss) per share:
Basic	84,577		84,577
Diluted	84,577		84,577

UNWIRED PLANET, INC.

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Represents balances as reported on the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2011.

(b)	Represents cash proceeds from the purchasers; $5.4 million on February 2, 2012 and $49.6 million on May 1, 2012.

(c)	Adjustment to eliminate the carrying value of assets and liabilities of the product business.

(d)	Adjustment related to (c) above plus estimated $4.2 million of direct transaction costs incurred.

(e)	As of December 31, 2011 $1.0 million of the restructuring liability related to severance associated with employees of the product business. According to the terms of the Asset Purchase and Sale Agreement, all liabilities related to restructuring are to be paid by Unwired Planet. As such, the restructuring liability is not reflected as a pro forma adjustment.

(f)	Represents accumulated other comprehensive income related to the products business.

(g)	Adjustment to reflect the gain on sales of the product business.

(h)	Represents results of operations of the product business.

(i)	Includes $0.5 million of costs related to strategic alternatives.

(j)	Represents balances as reported on the audited consolidated statement of operations included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011.

(k)	Includes $3.4 million of patent initiative expenses.